                                                                     EXHIBIT h.1

                    AUCTION RATE CUMULATIVE PREFERRED SHARES

                        CALAMOS GLOBAL TOTAL RETURN FUND

                                SHARES, SERIES T

                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                             UNDERWRITING AGREEMENT

                                                    New York, New York

                                                                       ___, 2005

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York  10013

Ladies and Gentlemen:

      The undersigned, Calamos Global Total Return Fund, a Delaware statutory trust (the "Fund") and Calamos Advisors LLC, a Delaware limited liability company (the "Adviser"), address you as underwriter named on Schedule I hereto (the "Underwriter"). The Fund proposes to sell to the Underwriter an aggregate of shares of its Series T Preferred Shares (the "Preferred Shares"), no par value per share, with a liquidation preference of $25,000 per share to the Underwriter. The Preferred Shares will be authorized by, and subject to the terms and conditions of, the Statement of Preferences of Preferred Shares adopted in connection with the issuance of the Preferred Shares and as amended through the date hereof (the "Statement") and the Agreement and Declaration of Trust dated _______, 2005, as it may be amended (the "Declaration of Trust") in the forms filed as exhibits to the Registration Statement referred to in Section 1 of this Agreement. Unless otherwise stated, the term "you" as used herein means Citigroup Global Markets Inc. individually on its own behalf. Certain terms used herein are defined in Section 19 hereof.

            The Fund and the Adviser wish to confirm as follows their agreements with you in connection with your purchase of the Preferred Shares.

            The Fund has entered into an Investment Management Agreement with the Adviser dated as of October 17, 2005, a Custody Agreement with The Bank of New York dated as of October 17, 2005, a Stock Transfer Agency Agreement with The Bank of New York dated as of October 17, 2005, a Financial Accounting Services Agreement with the Adviser dated as of December 13, 2004, a Master Services Agreement with State Street Bank and Trust Company dated as of March 15, 2004 and an Auction Agency Agreement (including the form of Broker-Dealer Agreement) with the Bank of New York dated ____, 2005, and such agreements are herein referred to as the "Management Agreement," the "Custodian Agreement, " the "Transfer

Agency Agreement," the "Accounting Agreement," the "Administration Agreement" and the "Auction Agency Agreement" respectively. Collectively, the Management Agreement, the Custodian Agreement, the Transfer Agency Agreement, the Accounting Agreement, the Administration Agreement and the Auction Agent Agreement are herein referred to as the "Fund Agreements." In addition, the Fund has adopted a dividend reinvestment plan (the "Dividend Reinvestment Plan") pursuant to which holders of common shares of beneficial interest, no par value per share (the "Common Shares"), shall have their dividends automatically reinvested in additional Common Shares of the Fund unless they elect to receive such dividends in cash. This Underwriting Agreement is herein referred to as the "Agreement".

            1. Representations and Warranties of the Fund and the Adviser. The Fund and the Adviser, jointly and severally, represent and warrant to, and agree with, the Underwriter as set forth below in this Section 1.

            (a) The Fund has prepared and filed with the Commission a registration statement (file numbers 333-129102 and 811-21547) on Form N-2, including a related preliminary prospectus (including the statement of additional information incorporated by reference therein), for registration under the Act and the 1940 Act of the offering and sale of the Preferred Shares. The Fund may have filed one or more amendments thereto, including a related preliminary prospectus (including the statement of additional information incorporated by reference therein), each of which has previously been furnished to you. The Fund will next file with the Commission one of the following: either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus (including the statement of additional information incorporated by reference therein)) or (2) after the Effective Date of such registration statement, a final prospectus (including the statement of additional information incorporated by reference therein) in accordance with Rules 430A and 497. In the case of clause (2), the Fund has included or incorporated by reference in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the 1940 Act and the Rules and Regulations to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus (including the statement of additional information incorporated by reference therein), or such final prospectus (including the statement of additional information incorporated by reference therein), shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Underwriter shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Fund has advised you, prior to the Execution Time, will be included or made therein.

            (b) Each Preliminary Prospectus complied when filed with the Commission in all material respects with the provisions of the Act, the 1940 Act and the Rules and Regulations, and each Preliminary Prospectus, as of the Execution Time, does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Fund makes no representations or warranties as to the information contained in or omitted from a Preliminary Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Fund by or on behalf of the Underwriter specifically for inclusion therein. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus.

            (c) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 497 and on the Closing Date (as defined herein), the Prospectus (and any supplements thereto) will, and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission did or will, comply in all material respects with the applicable requirements of the Act, the 1940 Act and the Rules and Regulations and the Registration Statement on the Effective Date did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 497, will not, and on the date of any filing pursuant to Rule 497 and on the Closing Date, the Prospectus (and any supplements thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Fund makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Fund by or on behalf of the Underwriter specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

            (d) The Fund has been duly formed and is validly existing in good standing as a statutory trust under the laws of the State of Delaware, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund. The Fund has no subsidiaries.

            (e) The Fund's authorized equity capitalization is as set forth in the Preliminary Prospectus and the Prospectus; the capital stock of the Fund conforms in all material respects to the description thereof contained in the Preliminary Prospectus and the Prospectus; all outstanding Common Shares have been duly and validly authorized and issued and are fully paid and, except as described in the Preliminary Prospectus and the Prospectus, nonassessable; the Preferred Shares have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriter pursuant to this Agreement, will be fully paid and, except as described in the Preliminary Prospectus and the Prospectus, nonassessable and free of any preemptive or similar rights that entitle or will entitle any person to acquire any Preferred Shares upon issuance thereof by the Fund; the certificates for the Preferred Shares are in valid and sufficient form; the holders of outstanding Common Shares are not entitled to preemptive or other rights to subscribe for the Preferred Shares; and, except as set forth in the Preliminary Prospectus and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of, or ownership interests in, the Fund are outstanding.

            (f) The Fund's registration statement on Form 8-A under the Exchange Act has become effective.

            (g) The Fund, subject to the Registration Statement having been declared effective and the filing of the Prospectus under Rule 497, has taken all required action under the Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Preferred Shares as contemplated by this Agreement.

            (h) There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus, or to be filed as an exhibit thereto, which are not described or filed as required; and the statements in the Registration Statement, Preliminary Prospectus and Prospectus, insofar as they are descriptions of contracts, agreements or other legal documents or refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown.

            (i) The execution and delivery of and the performance by the Fund of its obligations under this Agreement and the Fund Agreements have been duly and validly authorized by the Fund and this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and constitute the valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

            (j) The Fund is duly registered under the 1940 Act as a closed-end, diversified management investment company and the 1940 Act Notification has been duly filed with the Commission. The Fund has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement.

            (k) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Fund Agreements, except such as have been made or obtained under the Act, the 1940 Act and the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD"), and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Preferred Shares by the Underwriter in the manner contemplated herein and in the Prospectus.

            (l) Neither the issuance and sale of the Preferred Shares, the execution, delivery or performance of this Agreement or any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (i) conflicts or will conflict with or constitutes or will constitute a breach of the Statement, Declaration of Trust or by-laws of the Fund ("By-Laws"), (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound or (iii) violates or will violate any material statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Fund or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Fund is subject.

            (m) No holders of securities of the Fund have rights to the registration of such securities under the Registration Statement.

            (n) The financial statements, together with related schedules and notes, included or incorporated by reference in the Prospectus, the Preliminary Prospectus and the Registration Statement present fairly in all material respects the financial condition and results of operations of the Fund as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and the 1940 Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein).

            (o) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Fund or its property is pending or, to the knowledge of the Fund, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Fund, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Preliminary Prospectus and the Prospectus (exclusive of any supplement thereto).

            (p) The Fund is not (i) in violation of its Statement, Declaration of Trust or By-Laws, (ii) in breach or default in any material respect in the performance of the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (iii) in violation of any material law, ordinance, administrative or governmental rule or regulation applicable to the Fund, including, without limitation, the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, or of any material decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official having jurisdiction over the Fund.

            (q) Since the date as of which information is given in the Preliminary Prospectus or the Prospectus, except as otherwise stated therein, (i) there has been no material, adverse change in the condition (financial or other), business, properties, net assets or results of operations of the Fund or business prospects (other than as a result of a change in the financial markets generally) of the Fund, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Fund which are material to the Fund other than those in the ordinary course of its business as described in the Prospectus and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Fund on any class of its Common Shares.

            (r) Deloitte & Touche LLP, who have audited the Statement of Assets and Liabilities and the related Statement of Operations included or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, are independent public accountants with respect to the Fund within the meaning of the Act, the 1940 Act and the Rules and Regulations.

            (s) The Fund has not distributed and, prior to the later to occur of
      (i) the Closing Date and (ii) completion of the distribution of the Preferred Shares, will not distribute any offering material in connection with the offering and sale of the Preferred Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus or other materials permitted by the Act, the 1940 Act or the Rules and Regulations.

            (t) The Fund has filed all tax returns required to be filed and the Fund is not in material default in the payment of any taxes which were shown as payable on said returns or any assessments with respect thereto; and, as required by Subchapter M of the Code, the Fund is currently in compliance with the requirements to qualify as a regulated investment company under the Code.

            (u) All advertising, sales literature or other promotional material (including "prospectus wrappers", "broker kits", "road show slides" and "road show scripts"), whether in printed or electronic form, authorized in writing by or prepared by the Fund or the Adviser for use in connection with the offering and sale of the Preferred Shares (collectively, "sales material") complied and comply in all material respects with the applicable requirements of the Act, the Act Rules and Regulations and the rules and interpretations of the NASD and if required to be filed with the NASD under the NASD's conduct rules were provided to Simpson Thacher & Bartlett LLP, counsel for the Underwriter, for filing. No sales material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (v) The Fund's directors and officers/errors and omissions insurance policy and its fidelity bond required by Rule 17g-1 of the 1940 Act Rules and Regulations are in full force and effect; the Fund is in compliance with the terms of such policy and fidelity bond in all material respects; and there are no claims by the Fund under any such policy or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause; the Fund has not been refused any insurance coverage sought or applied for; and the Fund has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Fund, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Preliminary Prospectus and Prospectus (exclusive of any supplement thereto).

            (w) The Fund has such licenses, permits, and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Preliminary Prospectus and Prospectus, except where the failure to hold any such permit does not have a material, adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund; the Fund has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows or, after notice or lapse of time, would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Preliminary Prospectus and Prospectus; and, except as described in the Preliminary Prospectus and Prospectus, none of such permits contains any restriction that is materially burdensome to the Fund.

            (x) The Fund maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization and with the investment objectives, policies and restrictions of the Fund and the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Internal Revenue Code of 1986, as amended (the "Code"); (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value, to maintain accountability for assets and to maintain material compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (y) Except as stated in this Agreement, the Preliminary Prospectus and the Prospectus, the Fund has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Preferred Shares, and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund.

            (z) This Agreement and each of the Fund Agreements complies in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

            (aa) The Fund intends to direct the investment of the proceeds of the offering of the Preferred Shares in such a manner as to comply with the requirements of Subchapter M of the Code.

            (bb) The conduct by the Fund of its business (as described in the Preliminary Prospectus and Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license, except where the failure to own, possess or license any such patent, patent license, trademark, service mark or trade name does not have a material, adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund.

            (cc) The Common Shares are duly listed on the New York Stock Exchange (the "NYSE").

            Any certificate signed by any officer of the Fund and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Preferred Shares shall be deemed a representation and warranty by the Fund, as to matters covered thereby, to the Underwriter.

            2. Representations and Warranties of the Adviser. The Adviser represents and warrants to the Underwriter as follows:

            (a) The Adviser has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Prospectus and Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify would not have a material, adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Adviser.

            (b) The Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Management Agreement and the Accounting Agreement as contemplated by the Preliminary Prospectus and Prospectus.

            (c) The Adviser has full power and authority to enter into this Agreement, the Management Agreement and the Accounting Agreement; the execution and delivery of, and the performance by the Adviser of its obligations under, this Agreement, the Management Agreement and the Accounting Agreement have been duly and validly authorized by the Adviser; and this Agreement, the Management Agreement and the Accounting Agreement have been duly executed and delivered by the Adviser and constitute the valid and legally binding agreements of the Adviser, enforceable against the Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Adviser's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

            (d) The Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Preliminary Prospectus and Prospectus and under this Agreement, the Management Agreement and the Accounting Agreement.

            (e) The description of the Adviser and its business, and the statements attributable to the Adviser, in the Preliminary Prospectus and Prospectus complied and comply in all material respects with the provisions of the Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (f) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Adviser or its property is pending or, to the best knowledge of the Adviser, threatened that (i) is required to be described in the Preliminary Prospectus and Prospectus that is not so described as required, (ii) could reasonably be expected to have a material adverse effect on the ability of the Adviser to fulfill its obligations hereunder or under the Management Agreement and the Accounting Agreement or (iii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Adviser, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Preliminary Prospectus and Prospectus (exclusive of any supplement thereto).

            (g) Since the date as of which information is given in the Preliminary Prospectus and Prospectus, except as otherwise stated therein,
      (i) there has been no material, adverse change in the condition (financial or other), business, properties, net assets or results of operations or business prospects of the Adviser, whether or not arising from the ordinary course of business and (ii) there have been no transactions entered into by the Adviser which are material to the Adviser other than those in the ordinary course of its business as described in the Preliminary Prospectus and Prospectus.

            (h) The Adviser has such licenses, permits and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Preliminary Prospectus and Prospectus, except where the failure to hold any such permit does not have a material, adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Adviser or on the ability of the Adviser to perform its obligations under this Agreement, the Management Agreement and the Accounting Agreement; the Adviser has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Adviser under any such permit.

            (i) This Agreement, the Management Agreement and the Accounting Agreement comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

            (j) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Management Agreement and the Accounting Agreement, except such as have been made or obtained under the Act, the 1940 Act and the rules and regulations of the NASD and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Preferred Shares by the Underwriter in the manner contemplated herein and in the Preliminary Prospectus and Prospectus.

            (k) Neither the execution, delivery or performance of this Agreement, the Management Agreement and the Accounting Agreement, nor the consummation by the Fund or the Adviser of the transactions contemplated hereby or thereby (i) conflicts or will conflict with or constitutes or will constitute a breach of the certificate of formation, limited liability company agreement or By-Laws of the Adviser, (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any material agreement, indenture, lease or other instrument to which the Adviser is a party or by which it or any of its properties may be bound or (iii) violates or will violate any material statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Adviser or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Adviser pursuant to the terms of any agreement or instrument to which the Adviser is a party or by which the Adviser may be bound or to which any of the property or assets of the Adviser is subject.

            (l) Except as stated in this Agreement and in the Preliminary Prospectus and Prospectus, the Adviser has not taken nor will it take, directly or indirectly, any action designed to or which should reasonably be expected to cause or result in or which will constitute, stabilization or manipulation of the price of any security of the Fund in violation of federal securities laws and the Adviser is not aware of any such action taken or to be taken by any affiliates of the Adviser.

            (m) In the event that the Fund or the Adviser makes available any promotional materials intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, the Adviser will install and maintain pre-qualification and password-protection or similar procedures which are reasonably designed to effectively prohibit access to such promotional materials by persons other than qualified broker-dealers and registered representatives thereof.

            Any certificate signed by any officer of the Adviser and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Preferred Shares shall be deemed a representation and warranty by the Adviser, as to matters covered thereby, to the Underwriter.

            3. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Fund agrees to sell to the Underwriter, and the Underwriter agrees, severally and not jointly, to purchase from the Fund, at a purchase price of $24,750 per share, the amount of the Preferred Shares set forth opposite the Underwriter's name in
Schedule I hereto.

            4. Delivery and Payment. Delivery of and payment for the Preferred Shares shall be made at 10:00 AM, New York City time, on _____, 2005 or at such time on such later date not more than three Business Days after the foregoing date as the Underwriter shall designate, which date and time may be postponed by agreement between the Underwriter and the Fund or as provided in Section 10 hereof (such date and time of delivery and payment for the Preferred Shares being herein called the "Closing Date"). Delivery of the Preferred Shares shall be made to the Underwriter against payment by the Underwriter of the purchase price thereof to or upon the order of the Fund by wire transfer payable in same-day funds to an account specified by the Fund. Delivery of the Preferred Shares shall be made through the facilities of The Depository Trust Company unless the Underwriter shall otherwise instruct.

            5. Offering by Underwriter. It is understood that the Underwriter proposes to offer the Preferred Shares for sale to the public as set forth in the Preliminary Prospectus and Prospectus.

            6. Agreements of the Fund and the Adviser. The Fund and the Adviser, jointly and severally, agree with the Underwriter as follows:

            (a) The Fund will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Preferred Shares, the Fund will not file any amendment of the Registration Statement or supplement to the Preliminary Prospectus or Prospectus or any Rule 462(b) Registration Statement unless the Fund has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 497, the Fund will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by Underwriter with the Commission pursuant to Rule 497 within the time period prescribed and will provide evidence satisfactory to the Underwriter of such timely filing. The Fund will promptly advise the Underwriter (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 497 or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Preferred Shares, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Preliminary Prospectus or Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Fund of any notification with respect to the suspension of the qualification of the Preferred Shares for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Fund will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

            (b) If, at any time when a prospectus relating to the Preferred Shares is required to be delivered under the Act, any event occurs as a result of which, in the judgment of the Fund or in the reasonable opinion of counsel for the Underwriter, the Preliminary Prospectus or Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Preliminary Prospectus or Prospectus to comply with the Act, the 1940 Act and the Rules and Regulations, the Fund promptly will (1) notify the Underwriter of any such event; (2) prepare and file with the Commission, subject to the second sentence of paragraph
      (a) of this Section 6, an amendment or supplement which will correct such statement or omission or effect such compliance; and (3) supply any supplemented Preliminary Prospectus or Prospectus to you in such quantities as you may reasonably request.

            (c) As soon as practicable, the Fund will make generally available to its security holders and to the Underwriter an earnings statement or statements of the Fund which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

            (d) The Fund will furnish to the Underwriter and counsel for the Underwriter signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by the Underwriter or any dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Underwriter may reasonably request.

            (e) The Fund will cooperate with you and with counsel for the Underwriter in connection with the registration or qualification of the Preferred Shares for offering and sale by the Underwriter and by dealers with the NASD and under the securities or blue sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Fund be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Preferred Shares, in any jurisdiction where it is not now so subject.

            (f) Except as provided in this Agreement or pursuant to any dividend reinvestment plan of the Fund in effect on the date hereof, the Fund will not sell, contract to sell or otherwise dispose of, any senior securities (as defined in the 1940 Act) other than the Preferred Shares or any securities convertible into, or exercisable, or exchangeable for, senior securities other than the Preferred Shares, or publicly announce an intention to effect any such transaction for a period of 180 days after the date of the Prospectus, without the prior written consent of Citigroup Global Markets Inc.

            (g) Except as stated in this Agreement and the Preliminary Prospectus and Prospectus, neither the Fund nor the Adviser will take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Preferred Shares.

            (h) The Fund agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus and the 1940 Act Notification and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, any sales material and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Preferred Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Preferred Shares, including any stamp or transfer taxes in connection with the original issuance and sale of the Preferred Shares; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum, dealer agreements and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Preferred Shares; (v) any registration or qualification of the Preferred Shares for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriter relating to such registration and qualification); (vi) any filings required to be made with the NASD (including filing fees and the reasonable fees and expenses of counsel for the Underwriter relating to such filings); (vii) the transportation and other expenses incurred by or on behalf of Fund representatives in connection with presentations to prospective purchasers of the Preferred Shares; (viii) the fees and expenses of the Fund's accountants and the fees and expenses of counsel (including local and special counsel) for the Fund, (ix) any expenses and fees for the cost of Rating Agencies (as defined below); and (x) all other costs and expenses incident to the performance by the Fund of its obligations hereunder.

            (i) The Fund will direct the investment of the net proceeds of the offering of the Preferred Shares in such a manner as to comply with the investment objectives, policies and restrictions of the Fund as described in the Preliminary Prospectus and Prospectus.

            (j) The Fund will comply with the requirements of Subchapter M of the Code to qualify as a regulated investment company under the Code.

            (k) The Fund and the Adviser will use their reasonable best efforts to perform all of the agreements required of them by this Agreement and discharge all conditions of theirs to closing as set forth in this Agreement.

            (l) The Fund will use its reasonable best efforts to cause the Preferred Shares, prior to the Closing Date, to be assigned a rating of `AAA' by Fitch Ratings ("Fitch") and `AAA' by Standard & Poor's ("S&P", and together with Fitch, the "Rating Agencies").

            7. Conditions to the Obligations of the Underwriter. The obligations of the Underwriter to purchase the Preferred Shares, shall be subject to the accuracy of the representations and warranties on the part of the Fund and the Adviser contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Fund and Adviser made in any certificates pursuant to the provisions hereof, to the performance by the Fund or the Adviser of its obligations hereunder and to the following additional conditions:

            (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Underwriter agrees in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 497, the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 497; and no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

            (b) You shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, special counsel for the Fund, dated the Closing Date and addressed to the Underwriter, in substantially the form attached as Exhibit A, which opinion may rely as to matters of Delaware law on the opinion of Morris, Nichols, Arsht & Tunnell, special Delaware counsel for the Fund, dated the Closing Date and addressed to the Underwriter, in substantially the form attached as Exhibit B. The opinion of Morris, Nichols, Arsht & Tunnell shall state that Simpson Thacher & Bartlett LLP, counsel for the Underwriter, may rely on such opinion as to matters of Delaware law for the purposes of rendering its opinion referenced in Section 7(d).

            (c) You shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, special counsel for the Adviser, dated the Closing Date and addressed to the Underwriter, in substantially the form attached as Exhibit C.

            (d) The Underwriter shall have received from Simpson Thacher & Bartlett LLP, counsel for the Underwriter, such opinion or opinions, dated the Closing Date and addressed to the Underwriter, with respect to the issuance and sale of the Preferred Shares, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Underwriter may reasonably require, and the Fund and the Adviser shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (e) Each of the Fund and the Adviser shall have furnished to the Underwriter a certificate, signed by the president, any managing director or any vice president and of the controller, treasurer or assistant treasurer of each of the Fund and the Adviser, dated the Closing Date, to the effect that the signers of such certificates have carefully examined the Registration Statement, the Preliminary Prospectus, the Prospectus, any supplements to the Preliminary Prospectus and Prospectus and this Agreement and that:

                  (i) The representations and warranties of the Fund or the
            Adviser, as the case may be, in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Fund or the Adviser, as the case may be, have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (ii) No stop order suspending the effectiveness of the
            Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Fund's or the Adviser's knowledge, as the case may be, threatened; and

                  (iii) Since the date of the most recent financial statements included or incorporated by reference in the Prospectus (exclusive of any supplement thereto) (with respect to the Fund), and since the date of the Prospectus (exclusive of any supplement thereto) (with respect to the Adviser), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Fund or the Adviser, as the case may be, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

            (f) The Fund shall have requested and caused Deloitte & Touche LLP to have furnished to the Underwriter, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance heretofore approved by the Underwriter.

            (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any material change specified in the letter referred to in paragraph (f) of this Section 7 delivered on the Closing Date from the letter delivered at the Execution Time or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Fund and the Adviser, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Underwriter, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Preferred Shares as contemplated by the

      Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

            (h) The Fund shall have furnished to you a report dated the Closing Date showing compliance with the asset coverage requirements of the 1940 Act and a Preferred Shares Basic Maintenance Report (as defined in the Statement), each in form and substance satisfactory to you. Each such report shall assume the receipt of the net proceeds from the sale of the Preferred Shares and may use portfolio holdings and valuations as of the close of business of any day not more than six business days preceding the Closing Date, provided, however, that the Fund represents in such report that its total net assets as of the Closing Date have not declined by 5% or more from such valuation date.

            (i) The Fund shall have delivered and the Underwriter shall have received evidence satisfactory to the Underwriter that the Preferred Shares are rated `AAA' by Fitch and `AAA' by S&P as of the Closing Date, and there shall not have been given any notice of any intended or potential downgrading, or of any review for a potential downgrading, in the rating accorded to the Preferred Shares by either Rating Agency.

            (j) Prior to the Closing Date, the Fund and the Adviser shall have furnished to the Underwriter such further information, certificates and documents as the Underwriter may reasonably request.

            If any of the conditions specified in this Section 7 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Underwriter and counsel for the Underwriter, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriter. Notice of such cancellation shall be given to the Fund in writing or by telephone or facsimile confirmed in writing.

            The documents required to be delivered by this Section 7 shall be delivered at the office of Simpson Thacher & Bartlett LLP, counsel for the Underwriter, at 425 Lexington Avenue, New York, New York, 10017, on the Closing Date.

            8. Reimbursement of Underwriter's Expenses. If the sale of the Preferred Shares provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 7 hereof is not satisfied, because of any termination pursuant to Section 11 hereof or because of any refusal, inability or failure on the part of the Fund or the Adviser to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriter, the Adviser will reimburse the Underwriter on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Preferred Shares.

            9. Indemnification and Contribution. (a) The Fund and the Adviser, jointly and severally, agree to indemnify and hold harmless the Underwriter, the directors, officers, employees and agents of the Underwriter and each person who controls the Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several (including reasonable costs of investigation), to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the Preferred Shares as originally filed or in any amendment thereof (and including any post-effective amendment, any Rule 462(b) Registration Statement and any Rule 430A Information deemed to be included or incorporated therein), or in the Prospectus, any Preliminary Prospectus, any sales material (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Fund and Adviser will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Fund or Adviser by or on behalf of the Underwriter through the Underwriter specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Fund and Adviser may otherwise have. The parties acknowledge that any indemnification of the Underwriter by the Fund shall be subject to the requirements and limitations of Section 17(i) of the 1940 Act.

            (b) The Underwriter agrees to indemnify and hold harmless each of the Fund and the Adviser, each of their directors, trustees, each officer who signs the Registration Statement, and each person who controls the Fund or the Adviser within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Underwriter, but only with reference to written information relating to the Underwriter furnished to the Fund or the Adviser by or on behalf of the Underwriter through the Underwriter specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have. The Fund and the Adviser acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Preferred Shares and, under the heading "Underwriting", (i) the Underwriter and its participation in the sale of the Preferred Shares, (ii) the sentences related to concessions and reallowances, and (iii) the paragraph related to prospectuses in electronic format in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in any Preliminary Prospectus or the Prospectus.

            (c) Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.

            (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Fund, the Adviser and the Underwriter severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Fund, the Adviser and the Underwriter may be subject in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and by the Underwriter on the other from the offering of the Preferred Shares; provided, however, that in no case shall the Underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Preferred Shares purchased by the Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Fund, the Adviser and the Underwriter severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and of the Underwriter on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Fund and the Adviser (treated jointly for this purpose as one person) shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) or the Underwriter on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Fund, the Adviser and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls the Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of the Underwriter shall have the same rights to contribution as the Underwriter, and each person who controls the Fund or the Adviser within the meaning of either the Act or the Exchange Act, each officer of the Fund and the Adviser who shall have signed the Registration Statement and each director of the Fund and the Adviser shall have the same rights to contribution as the Fund and the Adviser, subject in each case to the applicable terms and conditions of this paragraph (d).

            (e) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability from claimants on claims that are the subject matter of such action, suit or proceeding.

            (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Fund and the Adviser set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Underwriter or any person controlling the Underwriter, the Fund, the Adviser or their shareholders, trustees, directors, managers, members or officers or any person controlling the Fund or the Adviser (control to be determined within the meaning of the Act or the Exchange Act), (ii) acceptance of any Preferred Shares and payment therefor hereunder and (iii) any termination of this Agreement. A successor to the Underwriter or to the Fund, the Adviser or their shareholders, trustees, directors, managers, members or officers or any person controlling the Underwriter, the Fund or the Adviser shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.

            10. Reserved.

            11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriter, without liability on the part of the Underwriter to the Fund or the Adviser, by notice given to the Fund or the Adviser prior to delivery of and payment for the Preferred Shares, if at any time prior to such time (i) trading in the Common Shares shall have been suspended by the Commission or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum prices shall have been established on the NYSE, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Underwriter, impractical or inadvisable to proceed with the offering or delivery of the Preferred Shares as contemplated by the Prospectus (exclusive of any supplement thereto).

            12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Fund and the Adviser or their officers and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or the Fund or the Adviser or any of the officers, trustees, directors, employees, agents or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Preferred Shares. The provisions of Sections 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

            13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriter, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention:
General Counsel; or, if sent to the Fund or the Adviser, will be mailed, delivered or telefaxed to: c/o Calamos Advisors LLC at 2020 Calamos Court, Naperville, Illinois 60563, Attention: General Counsel, (fax no.: (630) 245-6343).

            14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, trustees, directors, employees, agents and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.

            15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

            16. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

            17. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

            18. No fiduciary duty. The Fund and Adviser hereby acknowledge that
(a) the Underwriter is acting as principal and not as an agent or fiduciary of the Fund or Adviser and (b) their engagement of the Underwriter in connection with the offering of the Preferred Shares is as an independent contractor and not in any other capacity. Furthermore, each of the Fund and the Adviser agrees that it is solely responsible for making its own judgments in connection with the offering of the Preferred Shares (irrespective of whether the Underwriter has advised or is currently advising the Fund or the Adviser on related or other matters).

            19. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

            "1940 Act" shall mean the Investment Company Act of 1940, as amended.

                  "1940 Act Rules and Regulations" shall mean the rules and
            regulations of the Commission under the 1940 Act.

                  "1940 Act Notification" shall mean a notification of
            registration of the Fund as an investment company under the 1940 Act on Form N-8A, as the 1940 Act Notification may be amended from time to time.

                  "Act" shall mean the Securities Act of 1933, as amended.

                  "Act Rules and Regulations" shall mean the rules and
            regulations of the Commission under the Act.

                  "Advisers Act" shall mean the Investment Advisers Act of 1940, as amended.

                  "Advisers Act Rules and Regulations" shall mean the rules and regulations of the Commission under the Advisers Act.

                  "Business Day" shall mean any day other than a Saturday, a
            Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                  "Commission" shall mean the Securities and Exchange
            Commission.

                  "Effective Date" shall mean each date and time that the
            Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean the date and time that this
            Agreement is executed and delivered by the parties hereto.

                  "Preliminary Prospectus" shall mean the preliminary prospectus
            (including the statement of additional information incorporated by reference therein) dated ____, 2005 and any preliminary prospectus (including the statement of additional information incorporated by reference therein) included in the Registration Statement at the Effective Date that omits Rule 430A Information.

                  "Prospectus" shall mean the prospectus (including the
            statement of additional information incorporated by reference therein) relating to the Preferred Shares that is first filed pursuant to Rule 497 after the Execution Time or, if no filing pursuant to Rule 497 is required, shall mean the form of final prospectus (including the statement of additional information incorporated by reference therein) relating to the Preferred Shares included in the Registration Statement at the Effective Date.

                  "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the

            Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

                  "Rule 430A" and "Rule 462" refer to such rules under the Act.

                  "Rule 430A Information" shall mean information with respect to the Preferred Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                  "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

                  "Rule 497" refers to Rule 497(c) or 497(h) under the Act, as applicable.

                  "Rules and Regulations" shall mean, collectively, the Act
            Rules and Regulations and the 1940 Act Rules and Regulations.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Fund, the Adviser and the Underwriter.

                                        Very truly yours,

                                        CALAMOS GLOBAL TOTAL RETURN FUND

                                        By:___________________________________
                                           Name:
                                           Title:

                                        CALAMOS ADVISORS LLC

                                        By:___________________________________
                                           Name:
                                           Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Citigroup Global Markets Inc.

  By:______________________________
     Name:
     Title:

                                   SCHEDULE I

                                        NUMBER
                                      OF SHARES
                                          OF
UNDERWRITER                             SERIES T

Citigroup Global Markets Inc. .........

                       Total ..........